SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Investment Managers Series Trust

(Name of Registrant as Specified in Its Charter)

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INVESTMENT MANAGERS SERIES TRUST

AN IMPORTANT MESSAGE TO FUND SHAREHOLDERS FROM THE INVESTMENT MANAGERS SERIES TRUST PRESIDENT, MAUREEN QUILL

The Investment Managers Series Trust (the “Trust”) will hold a joint special meeting of shareholders on September 12, 2025, at 10:00 a.m. Pacific time, at the offices of the co-administrator to the Trust, Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740 (the “Meeting” or “Shareholder Meeting”) to vote on the following matters:

1.	The election of five (5) trustees to the Board of Trustees of the Trust (the “Proposal”); and

2.	Any other business as may properly come before the Meeting.

This booklet contains a proxy statement explaining the Proposal. Shareholders of each series of the Trust (each, a “Fund” and together, the “Funds”) will vote on the Proposal on a joint basis. The Board of Trustees, including the Independent Trustees who comprise a majority of the Board, unanimously recommends that you vote FOR the Proposal.

Your vote is important. Shareholder meetings of the Trust do not generally occur with great frequency, so we ask that you take the time to carefully consider and vote on this important Proposal. Please do not hesitate to call the Funds’ proxy solicitation agent, Broadridge Financial Solutions, Inc., at [    ] you have any questions about this important Proposal under consideration. Thank you for taking the time to consider this Proposal and for your investment in the Funds.

I encourage you to exercise your rights with respect to your Funds by reviewing the proxy statement and then voting either through the Internet, by telephone, or by mail as soon as possible. No matter how many shares you own, your vote is important.

Sincerely,

Maureen Quill

Maureen Quill

President

[_______], 2025

INVESTMENT MANAGERS SERIES TRUST

AAM/HIMCO Short Duration Fund

AAM/Insight Select Income Fund

Bahl & Gaynor Income Growth Fund

Bramshill Multi-Strategy Income Fund

EP Emerging Markets Fund

EuroPac Gold Fund

EuroPac International Bond Fund

EuroPac International Dividend Income Fund

EuroPac International Value Fund

Genter Dividend Income Fund

Gramercy Emerging Markets Debt Fund

Ironclad Managed Risk Fund

Palmer Square Income Plus Fund

Palmer Square Ultra-Short Duration Investment Grade Fund

Riverbridge Growth Fund

Robinson Opportunistic Income Fund

Robinson Tax Advantaged Income Fund

Towle Value Fund

Vaughan Nelson Emerging Markets Fund

Vaughan Nelson International Fund

WCM China Quality Growth Fund

WCM Focused Emerging Markets ex China Fund

WCM Focused Emerging Markets Fund

WCM Focused International Equity Fund

WCM Focused International Growth Fund

WCM Focused International Opportunities Fund

WCM International Small Cap Growth Fund

WCM Mid Cap Quality Value Fund

WCM Small Cap Growth Fund

WCM SMID Quality Value Fund

235 West Galena Street

Milwaukee, Wisconsin 53212

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2025

Notice is hereby given that a joint special meeting of shareholders (the “Meeting”) of Investment Managers Series Trust (the “Trust”), on behalf of its series listed above (each, a “Fund” and collectively, the “Funds”), will be held at the offices of Mutual Fund Administration, LLC, the co-administrator to the Trust, 2220 E. Route 66, Suite 226, Glendora, California 91740 on September 12, 2025, at 10:00 a.m. Pacific time to vote on the following matters:

1.	To elect five trustees of Investment Managers Series Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders of all Funds will vote on the Proposal on a joint basis. The Proposal is discussed in the attached proxy statement. The Board of Trustees of the Trust recommends that you vote FOR the Proposal.

The Board of Trustees of the Trust has fixed the close of business on July 17, 2025, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to vote by telephone, by Internet or by completing, dating, and signing the enclosed proxy card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board of Trustees of the Trust.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON SEPTEMBER 12, 2025: This Notice, the proxy statement and the proxy card are available on the Internet free of charge at [     ].

By order of the Board of Trustees,

Diane J. Drake

Diane J. Drake

Secretary

[_______], 2025

YOUR VOTE IS IMPORTANT.

PLEASE SIGN, DATE AND RETURN YOUR PROXY CARD PROMPTLY.

IMPORTANT INFORMATION

TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

Below is a brief overview of the matters being submitted to a shareholder vote at the Meeting. Your vote is important, no matter how large or small your holdings may be. Please read the full text of the proxy statement which contains additional information about the Proposal and keep it for future reference.

QUESTIONS AND ANSWERS

Question: Why am I receiving this Proxy Statement?

Answer: You are receiving these proxy materials—a booklet that includes the Notice of Special Joint Meeting of Shareholders (the “Notice”), the joint proxy statement (the “Proxy Statement”) and your proxy card—because you are a shareholder of one or more Funds and have the right to notice of, and to vote on, important matters concerning the governance of the applicable Fund(s). In particular, you are being asked to consider and vote on a proposal to elect five (5) nominees (each a “Nominee” and collectively, the “Nominees”) to the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) (the “Proposal”).

Question: Why am I being asked to elect Trustees?

Answer: The Funds are governed by the Investment Company Act of 1940, as amended (the “1940 Act”). As a general matter, the 1940 Act permits the boards of trustees or directors of registered investment companies, such as the Funds, to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees would have been elected by shareholders after the appointments. The Board currently consists of five Trustees, four of whom are not “interested persons” of the Trust or any investment adviser within the Trust as defined in the 1940 Act (each, an “Independent Trustee” and collectively, the “Independent Trustees”), and three of whom were elected by shareholders. Each Trustee is subject to the current retirement policy, which provides that each Trustee will hold office until the conclusion of the first regularly scheduled Board meeting of the calendar year in which he or she reaches age 77, unless such period is extended by the Board for a period of up to one year. Charles Miller, a current Independent Trustee, intends to retire from the Board in December 2025.

Shareholders are being ask to elect Ashley Toomey Rabun, William Young, James Ross, Maureen Quill and Jill Mavro as Trustees of the Trust. Mses. Rabun and Quill and Messrs. Young and Ross are currently Trustees of the Trust, and each, other than Ms. Quill, is considered an Independent Trustee. Ms. Quill is considered an Interested Trustee because of her affiliation with UMB Fund Services, Inc., the co-administrator to the Funds. Ms. Mavro does not currently serve as a Trustee of the Trust and, if elected, would be an Independent Trustee.

Ms. Quill and Mr. Ross, both current members of the Board, were appointed as Trustees of the Trust in June 2019 and December 2022, respectively, to fill vacancies then existing but they were not elected by shareholders.

Shareholders are being asked to elect the Nominees as Trustees of the Trust so that the entire Board will have been elected by shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

Question: How does the Board recommend that I vote?

Answer: The Board of Trustees discussed the Proposal at a meeting held on June 3-4, 2025, and approved the Proposal by written consent on June 26, 2025. The Board recommends that you vote FOR the Proposal with respect to your Fund(s).

Question: Who is entitled to vote?

Answer: If you owned shares of a Fund as of the close of business on July 17, 2025 (the “Record Date”), you are entitled to vote on the Proposal.

Question: What vote is required to approve the Proposal?

Answer: The approval of the Proposal requires the affirmative vote of a plurality of all votes at the Meeting. Under this plurality system, Trustee positions are filled by the Nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled. A “withhold vote” will have no effect on the vote’s outcome, because the Nominees who receive the highest number of “FOR” votes are elected, and if Nominees run unopposed they only need a single “FOR” vote to be elected.

Shareholders of each Fund as of the Record Date are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date.

Question: When and where will the Meeting be held?

Answer: The Meeting will be held on September 12, 2025, at 10:00 a.m. Pacific time, at the offices of the co-administrator to the Trust, Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740.

Question: How do I vote my shares?

Answer: You may cast your vote in the following ways:

•	In Person: Attend the Meeting as described in the Proxy Statement;
•	By Mail: Complete, sign and return the enclosed proxy card(s) in the enclosed, self-addressed, postage-paid envelope;
•	By Telephone: Call the toll-free number printed on the enclosed proxy card(s); or
•	By Internet: Access the website address printed on the enclosed proxy card(s).

Question: What happens if I sign and return my proxy card but do not mark my vote?

Answer: If you sign and return your proxy card but do not mark your vote, your proxy will be voted in favor of the Proposal with respect to your Fund(s).

Question: May I revoke my proxy?

Answer: You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund(s) in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy, and voting in person.

Question: Who will pay for the preparation, printing and mailing of the Proxy Statement and solicitation of proxies?

Answer: Each Fund will bear its proportionate share of the costs, fees and expenses incurred in connection with Proxy Statement and Meeting, including the costs of printing and mailing the Proxy Statement, and soliciting proxies, and legal expenses. It is anticipated that the total expenses of preparing, printing, and mailing the Proxy Statement, soliciting, and tabulating proxies, and related legal expenses will be approximately $[    ].

Question: Who can I call to obtain additional information about this Proxy Statement?

Answer: If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call toll-free [        ] Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Question: Will my vote make a difference?

Answer: Yes. Your vote is very important and can make a difference, no matter how many shares you own. If many shareholders fail to vote, your Fund may not receive enough votes to hold the Meeting. If this happens, the Funds will need to incur additional expenses to solicit votes again or take other action pursuant to the direction of the Board.

INVESTMENT MANAGERS SERIES TRUST

AAM/HIMCO Short Duration Fund

AAM/Insight Select Income Fund

Bahl & Gaynor Income Growth Fund

Bramshill Multi-Strategy Income Fund

EP Emerging Markets Fund

EuroPac Gold Fund

EuroPac International Bond Fund

EuroPac International Dividend Income Fund

EuroPac International Value Fund

Genter Dividend Income Fund

Gramercy Emerging Markets Debt Fund

Ironclad Managed Risk Fund

Palmer Square Income Plus Fund

Palmer Square Ultra-Short Duration Investment Grade Fund

Riverbridge Growth Fund

Robinson Opportunistic Income Fund

Robinson Tax Advantaged Income Fund

Towle Value Fund

Vaughan Nelson Emerging Markets Fund

Vaughan Nelson International Fund

WCM China Quality Growth Fund

WCM Focused Emerging Markets ex China Fund

WCM Focused Emerging Markets Fund

WCM Focused International Equity Fund

WCM Focused International Growth Fund

WCM Focused International Opportunities Fund

WCM International Small Cap Growth Fund

WCM Mid Cap Quality Value Fund

WCM Small Cap Growth Fund

WCM SMID Quality Value Fund

(each, a “Fund” and collectively, the “Funds”)

235 West Galena Street

Milwaukee, Wisconsin 53212

PROXY STATEMENT

JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 12, 2025

INTRODUCTION

This joint proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) for voting at the joint special meeting (the “Meeting”) of shareholders of the Funds, and at any and all adjournments, postponements or delays thereof, for the purposes of voting on the proposal described in this Proxy Statement:

1.	To elect five trustees of Investment Managers Series Trust, each to hold office for the term indicated and until his or her successor shall have been elected and qualified (the “Proposal”); and

2.	To transact such other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof.

Shareholders of all Funds will vote on the Proposal on a joint basis. The Proposal is discussed in the attached proxy statement. The Board recommends that you vote FOR the Proposal.

The Board knows of no business, other than that specifically mentioned in the Notice, that will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Information

Record Date; Shareholders Entitled to Vote

The Board has fixed the close of business on July 17, 2025, as the record date (the “Record Date”) for the determination of shareholders of the Funds entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders of each Fund as of the Record Date are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date.

The Funds’ shares outstanding and entitled to vote as of the Record Date are listed in Appendix A.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Board, and each Fund will bear its proportionate shares of the costs of preparing, printing, and mailing this Proxy Statement, the Notice and the accompanying proxy card, costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail, virtual means, or in person, and legal expenses. [       ] has been retained for proxy solicitation services, including print, mail, and tabulation services, as well as the facilitation of mail, telephone, and internet voting, at an anticipated cost of $[       ] for its services. It is anticipated that the total expenses of preparing, printing, and mailing the Proxy Statement, soliciting, and tabulating proxies, and related legal expenses will be approximately $[     ].

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the proxy card or by submitting a notice of revocation to the Fund or at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum and Required Votes

A quorum of shareholders is required to take action at this Meeting. A quorum shall exist if the holders of one-third of the outstanding shares of the Trust entitled to vote are present in person or by proxy, but any lesser number shall be sufficient for adjournments. All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, “FOR” the Proposal as described in this Proxy Statement. In the event that a quorum is not present, or in the event that a quorum is present but sufficient votes to approve the Proposal are not received, the chairman of the Meeting may adjourn the Meeting to permit further solicitation of proxies.

The approval of the Proposal requires the affirmative vote of a plurality of all outstanding shares of the Trust represented in person or by proxy and entitled to vote at the Meeting. Under this plurality voting requirement, Trustee positions are filled by the Nominees who receive the largest number of votes, with no majority approval requirement, until all vacancies are filled.

Abstentions and Broker Non-Votes

In determining whether shareholders, present in person or represented by proxy at the Meeting, have approved a proposal, abstentions, and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum. Broker non-votes arise when shares are held in street name and the broker does not receive voting instructions from the beneficial owner. Under the rules of the New York Stock Exchange (“NYSE”), if the matter is considered a “routine” voting item, brokers who hold shares in street name for customers have the authority to vote on the proposal without receiving instruction from the beneficial owner. If the matter is considered “non-routine”, brokers who hold shares in street name for customers do not have the authority to vote on the proposal without instruction from the beneficial owner.

The Proposal is considered a routine matter, and therefore brokers may vote even if they do not receive instruction from the beneficial owner. Because Nominees are elected by a plurality, broker non-votes and abstentions will have no effect on the Proposal.

Adjournment

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote that have voted in favor of the Proposal. They will vote against any such adjournment those proxies that have voted against the Proposal. An adjournment may be held within a reasonable time after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting your Fund(s). Please take the time to read the Proxy Statement, and then cast your vote.

You may obtain additional copies of the Notice of Meeting, Proxy Statement, and proxy card by accessing https://[    ].

There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the proxy card and return it in the enclosed postage-paid reply envelope.  Please do not return your proxy card if you vote by telephone or Internet.  To vote at the Meeting, attend the Meeting and cast your vote. The Meeting will be held at the offices of Mutual Fund Administration, LLC, 2220 E. Route 66, Suite 226, Glendora, California 91740 on September 12, 2025, at 10:00 a.m. Pacific time.

PROPOSAL – ELECTION OF THE BOARD

Background

The Board is responsible for overseeing the management and operation of the Funds. The Board meets regularly to oversee the business affairs of the Funds and review the activities of the Funds’ investment advisers, who are responsible for day-to-day operations of the Funds. The Board is currently comprised of five Trustees, four of whom are not “interested persons” of the Trust or any adviser within the Trust as defined in the Investment Company Act of 1940 Act, as amended (the “1940 Act”) (each, an “Independent Trustee” and collectively, the “Independent Trustees”). The current Trustees of the Trust are: Charles Miller, Ashley Toomey Rabun, William Young, James Ross and Maureen Quill. Each current Trustee, other than Ms. Quill, is an Independent Trustee. Ms. Quill is considered an “Interested Trustee” because of her affiliation with UMB Fund Services, Inc., the co-administrator to the Funds. Mr. Miller, Ms. Rabun and Mr. Young have served as Independent Trustees of the Trust since 2007 and were elected by shareholders of the Trust. Mr. Ross has served as an Independent Trustee of the Trust since December 2022, and Ms. Quill has served as an Interested Trustee of the Trust since June 2019. Neither Mr. Ross nor Ms. Quill was elected by shareholders. The Trustees of the Trust serve indefinite terms and serve until their successors have been duly elected. While there is no specified term limit, the Trustees are subject to a retirement policy which provides that each Trustee will hold office until the conclusion of the first regularly scheduled Board meeting of the calendar year in which he or she reaches age 77, unless such period is extended by the Board for a period of up to one year. Subject to this retirement policy, Mr. Miller intends to retire from the Board at the end of December 2025.

The Funds are governed by the 1940 Act and, as a general matter, the 1940 Act permits a board of trustees of registered investment companies, such as the Funds, to fill vacancies without shareholder vote only so long as at least two-thirds of the trustees would have been elected by shareholders after the appointments. As a result of Mr. Miller’s upcoming departure, less than two-thirds of the Trustees of the Trust would have been elected by shareholders. Therefore, at meetings held on March 19, 2025, and June 3, 2025, the Board’s Nominating, Governance and Regulatory Review Committee (the “Nominating Committee”) discussed the appointment and selection of potential Trustee candidates for the Board and, on June 26, 2025, the Nominating Committee recommended the nomination of Jill Mavro as an Independent Trustee, thereby filling the vacancy that would occur with the retirement of Mr. Miller. The Board, upon the recommendation of its Nominating Committee, has unanimously nominated the following persons for election or re-election as Trustee:

Independent Trustees

Ashley Toomey Rabun

William Young

James Ross

Jill Mavro

Interested Trustee

Maureen Quill

All of the Nominees have consented to serving as Trustees for the Board if elected. Each Nominee, if elected, will hold office until his or her successor is duly elected. However, if any Nominee should become unavailable for election due to events not known or anticipated, the persons named as proxies will vote for such other nominees as the Board may recommend.

The Board recommends that shareholders elect Ms. Rabun, Messrs. Young and Ross, Ms. Quill and Ms. Mavro as Trustees of the Trust so that the entire Board will have been elected by shareholders and the Board will have greater flexibility to appoint additional Trustees in the future to fill vacancies without incurring the expense of additional shareholder meetings.

Trustee Nominees

The Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping each Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular Nominee’s financial and business experience gives him or her the qualifications and skills to serve as a Trustee.

Information about the Nominees, including their business addresses, years of birth, principal occupations during the past five years, and other current directorships, are set forth in the table below. The person listed as “Interested Trustee Nominee” is an “interested person” of each Fund as defined in the 1940 Act; persons listed as “Independent Trustee Nominees” are not “interested persons” of the Funds.

Name, Address, Year of Birth and Position(s) held with Trust	Year First Elected/ Appointed as Trustee of the Trust[b]	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Trust Overseen by Trustee or Nominee[c]	Other Directorships Held by Trustee or Nominee[d]
Independent Trustee Nominees:
Ashley Toomey Rabun[a] (born 1952) Trustee and Chairperson of the Board	2007	Retired (2016 – present); President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	32	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	2007	Retired (2014 – present); Independent financial services consultant (1996 – 2014); Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006); Senior Vice President, Oppenheimer Management Company (1983 – 1996); Chairman, NICSA, an investment management trade association (1993 – 1996).	32	None.
James E. Ross[a] (born 1965) Trustee	2022	President, Winnisquam Capital LLC (2022 – present); Non-Executive Chairman and Director, Fusion Acquisition Corp. II, a special purpose acquisition company (2021 – 2023); Non-Executive Chairman and Director, Fusion Acquisition Corp., a special purpose acquisition company (2020 – 2021); Executive Vice President, State Street Global Advisors, a global asset management firm (2012 – 2020); Chairman and Director, SSGA Funds Management, Inc., a registered investment adviser (2005 – 2020); Chief Executive Officer, Manager and Director, SSGA Funds Distributor, LLC, a broker-dealer (2017 – 2020).	32

SPDR Index Shares Funds, a registered investment company (includes 25 portfolios); SPDR Series Trust, a registered investment company (includes 85 portfolios); Select Sector SPDR Trust, a registered investment company (includes 11 portfolios); SSGA Active Trust, a registered investment company (includes 32 portfolios); Fusion Acquisition Corp II.

Name, Address, Year of Birth and Position(s) held with Trust	Year First Elected/ Appointed as Trustee of the Trust[b]	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Trust Overseen by Trustee or Nominee[c]	Other Directorships Held by Trustee or Nominee[d]
Jill I. Mavro[a] (born 1972) Trustee	N/A	Principal and Founder, Spoondrift Advisory, a consulting service for the asset management industry (2018 – present); Managing Director at Transaction Strategies, LLC (formerly CapWGlobal, LLC), a financial technology consulting company (2020 – 2025); Senior Managing Director (2015 – 2018), Managing Director (2012-2016), and Vice President (2004 – 2012), State Street Corporation, a financial services company.	32	BNY Mellon ETF Trust And BNY Mellon ETF Trust II, a registered investment company (includes 13 portfolios): GoldenTree Opportunistic Credit Fund; a closed-end investment company.
Interested Trustee Nominee:
Maureen Quill[a,e] (born 1963) Trustee and President	2019	President, Investment Managers Series Trust (June 2014 – present); President, Investment Managers Series Trust III (June 2023 – present); EVP/Executive Director Registered Funds (2018 – present), Chief Operating Officer (2014 – 2018), and Executive Vice President (2007 – 2014), UMB Fund Services, Inc.; President, UMB Distribution Services (2013 – 2020); Vice President, Investment Managers Series Trust (2013 – 2014).	32	Investment Managers Series Trust III, a registered investment company (includes 9 portfolios); Source Capital, a closed-end investment company.

a	Address for each Nominee: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Trustees serve until their successors have been duly elected.
c	The Trust is comprised of 32 series managed by unaffiliated investment advisers.
d	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”), or other investment companies registered under the 1940 Act.
e	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Nomination Considerations

Ms. Rabun and Mr. Young are current Trustees who were selected in November 2007. Ms. Quill and Mr. Ross are current Trustees who were selected in June 2019 and December 2022, respectively. The current Trustees were selected with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Ms. Quill, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Ms. Quill, her position with UMB Fund Services, Inc., one of the Trust’s co-administrators. In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•	Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administration service providers, including multiple series trusts similar to the Trust.

•	Mr. Ross has significant senior executive experience with respect to marketing and distribution of mutual funds, including exchange-traded funds.

•	Ms. Mavro has extensive senior executive experience in the investment management industry, organizational management experience as a member of senior management, experiences with advisers, private equity firms and broker dealers, and experience serving in board positions with mutual funds, including multiple series trusts, similar to the Trust.

•	Ms. Quill has substantial experience serving in senior executive positions at mutual fund administration service providers.

Board Meetings and Committees

The Board meets regularly four times each year to discuss and consider matters concerning the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of management and are advised by independent legal counsel. During the year ended December 31, 2024, the Board held four regular meetings and two special meetings, all of which were attended by all of the then-current Trustees.

The Board has an Audit Committee, comprised solely of the Independent Trustees, which is chaired by Mr. Young. The Audit Committee makes recommendations to the Board with respect to the engagement of each Fund’s independent registered public accounting firm, approves all auditing and other services provided to the Fund by its independent registered public accounting firm, and reviews with the independent registered public accounting firm the plan and results of the audit engagement and matters having a material effect on the Fund’s financial operations. The Board has adopted a written charter for its Audit Committee, a copy of which is attached as Appendix B. During the year ended December 31, 2024, the Audit Committee held four meetings.

The Board has designated Mr. Young as an “audit committee financial expert,” as defined in Form N-CSR under the 1940 Act, based on the Board’s review of his qualifications.

The Board has a Nominating Committee, comprised solely of the Independent Trustees, which is chaired by Mr. Ross. The Nominating Committee operates pursuant to a Nominating, Governance and Regulatory Review Committee Charter (the “Nominating Charter”). A copy of the Nominating Charter is attached to this Joint Proxy Statement as Appendix C. The Nominating Committee periodically reviews such issues as the Board’s composition, responsibilities, committees and other relevant issues, and recommends any appropriate changes to the Board. During the year ended December 31, 2024, the Nominating Committee held one meeting.

Leadership Structure and Risk Oversight

Four of the five Trustees on the Board are Independent Trustees. Ms. Rabun, an Independent Trustee, serves as Chairperson of the Board. The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. Through the Committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustee and the Trust’s co-administrators. The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Funds in the interests of shareholders, the Board among other things oversees risk management of the Funds’ investment programs and business affairs directly and through the Audit Committee. The Board has emphasized to the investment adviser for each Fund the importance of maintaining vigorous risk management programs and procedures.

Each Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of a Fund. Under the overall supervision of the Board, the Fund’s investment adviser and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer (the “CCO”), the investment adviser’s management, and other service providers (such as the Funds’ independent registered public accounting firm) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management. The Board recognizes that not all risks that may affect a Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve a Fund’s investment objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Compensation

Each Fund typically pays each Independent Trustee an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Fund expenses. Each such Independent Trustee is also reimbursed for out-of-pocket expenses incurred as a Trustee. For the fiscal year ended December 31, 2024, each Independent Trustee received a quarterly retainer of $40,000; $4,000 for each special meeting attended in person; $2,500 for each special in-person meeting attended by videoconference or teleconference in lieu of in-person attendance in accordance with Securities and Exchange Commission (“SEC”) exemptive relief or to address particularly complex matters or matters requiring review of significant materials in advance of the meeting; and $1,500 for any other special meeting attended by videoconference or teleconference at which Board action was taken and/or materials were prepared for review. Each Independent Trustee also received an additional annual retainer of $5,000 for serving on any Committee of the Board. In addition, Ms. Rabun received an additional annual retainer of $35,000 for serving as Chairperson of the Board; Mr. Young received an additional annual retainer of $15,000 for serving as Chairperson of the Audit Committee; and Mr. Ross received an additional annual retainer of $15,000 for serving as Chairperson of the Nominating Committee. No compensation is paid by any Fund to any Interested Trustee.

The following table sets forth the total fees accrued with respect to the remuneration of the Trustee Nominees for the fiscal year ended December 31, 2024:

	Ashley Rabun	William Young	James Ross	Maureen Quill[1]	Charles Miller[2]
Aggregate Compensation from the Trust	$	$		$$0
Pension or Retirement Benefits Accrued as Part of Fund Expenses[2]	$0	$0	$0	$0
Estimated Annual Benefits Upon Retirement	$0	$0	$0	$0
Total Compensation from Fund and Fund Complex Paid to Trustees[3]	$		$$0	$0

[1]	Ms. Quill is considered an “Interested Trustee” by virtue of her affiliation with the Fund’s co-administrator, UMB Fund Services, Inc.
[2]	Mr. Miller will retire from the Board in December 2025 and therefore is not up for election at the Meeting.
[3]	No pension or retirement benefits are provided to Trustees by the Funds or the Trust.

Equity Securities Owned by Trustee Nominees

The following table sets forth the dollar range of equity securities beneficially owned by each Nominee as of December 31, 2024.

Name of	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in all Funds Overseen by Trustee
Independent Trustee/ Nominee
Ashley Toomey Rabun	None	None
William Young	Bahl & Gaynor Income Growth Fund	$50,000-$100,000	Over $100,000
	Genter Dividend Income Fund	$1,000-$10,000
	Ironclad Managed Risk Fund	$50,000-$100,000
	Towle Value Fund	$1,000-$10,000
	WCM Focused International Growth Fund	Over $100,000
James Ross	WCM Focused International Growth Fund	$1,000-$10,000	$1,000-$10,000
Jill Mavro	None		None
Interested Trustee
Maureen Quill	None		None

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL WITH RESPECT TO THEIR FUND(S).

OTHER INFORMATION

Officers of the Trust

The names and ages of the current officers of the Trust, their principal occupations during the past five years and certain of their other affiliations are provided below. No compensation is paid by any Fund to any officer.

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[b] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations
Rita Dam[a] (born 1966) Treasurer and Assistant Secretary	Since 2007	Co-Chief Executive Officer (2016 – present), and Vice President
(2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment adviser (2018 – 2022).
Joy Ausili[a] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since 2016	Co-Chief Executive Officer (2016 – present), and Vice President
(2006 – 2015), Mutual Fund Administration, LLC; Co-President, Foothill Capital Management, LLC, a registered investment adviser (2018 – 2022); Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).
Diane Drake[a] (born 1967) Secretary	Since 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment adviser (2018 – 2019).
Michael Dziura[a] (born 1985) Chief Compliance Officer	Since 2025

Partner (July 2024 – present), Managing Director (2023 – 2024), and Director (2017 – 2023), Dziura Compliance Consulting, LLC; Chief Compliance Officer, Etna Capital Management Limited (2024 – present); Chief Compliance Officer, Westfuller Advisors, LLC (2023 – present), Chief Compliance Officer, Climate Finance Partners, LLC (2022 – present).

a	Address for Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.

Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

b	Officers serve until their successors have been duly elected.

Information on the Trust’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, Pennsylvania 19102 (“Tait Weller”), serves as the independent registered public accounting firm to the Funds. The reports of the financial statements issued by Tait Weller for the Funds for the two most recent fiscal years did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Tait Weller has confirmed to the Audit Committee that it is independent with respect to the Funds.

The following table provides the names of the Funds and their fiscal year ends.

June 30 Fiscal Year End	November 30 Fiscal Year End
AAM/HIMCO Short Duration Fund	Riverbridge Growth Fund
AAM/Insight Select Income Fund	December 31 Fiscal Year End
Bahl & Gaynor Income Growth Fund	Bramshill Multi-Strategy Income Fund
Palmer Square Income Plus Fund	Gramercy Emerging Markets Debt Fund
Palmer Square Ultra-Short Duration Investment Grade Fund	Robinson Opportunistic Income Fund
September 30 Fiscal Year End	Robinson Tax Advantaged Income Fund
Ironclad Managed Risk Fund	WCM China Quality Growth Fund
Towle Deep Value Fund	WCM Focused Emerging Markets ex China Fund
October 31, Fiscal Year End	WCM Focused Emerging Markets Fund
EP Emerging Markets Fund	WCM Focused International Growth Fund
EuroPac Gold Fund	WCM Focused International Opportunities Fund
EuroPac International Bond Fund	WCM Focused International Value Fund
EuroPac International Dividend Income Fund	WCM International Small Cap Growth Fund
EuroPac International Value Fund	WCM Mid Cap Quality Value Fund
Genter Dividend Income Fund	WCM Small Cap Growth Fund
Vaughan Nelson Emerging Markets Fund	WCM SMID Quality Value Fund
Vaughan Nelson International Fund

For the past two most recent fiscal years there were no disagreements between the Funds and Tait Weller on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of Tait Weller, would have caused Tait Weller to make reference to the subject matter of the disagreements in connection with the issuance of Tait Weller’s report on the financial statements of such periods.

Representatives of Tait Weller are not expected to be present at the Special Meeting, but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Information regarding audit fees, audit-related fees, tax fees, and other fees billed by Tait Weller during each Fund’s two most recent fiscal years ended in 2023 and 2024 is included in Appendix D to this Proxy Statement.

Audit Fees

Audit Fees are fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements. All of the Audit Fees were pre-approved by the Audit Committee.

Audit-Related Fees

Audit-Related Fees are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” and that include accounting consultations, attestation reports, comfort letters and agreed-upon procedure reports (inclusive of annual review of basic maintenance testing associated with the previously outstanding preferred shares for the Funds), if applicable. There were no fees billed to any Fund in either of the last two fiscal years for assurance and related services by Tait Weller.

Tax Fees

Tax Fees are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis reviews. Tait Weller prepared each Fund’s income tax returns and excise tax returns for the two most recent fiscal years. All of the Tax Fees were pre-approved by the Audit Committee.

All Other Fees

Fees included in the “All Other Fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund. Tait Weller neither performed services for the Trust nor delivered any products to the Trust for each Fund’s two most recent fiscal years ended in 2023 and 2024, as appropriate, other than as set forth above.

Non-Audit Fees Paid by Investment Advisers and Their Affiliates

For each Fund’s two most recent fiscal years ended in 2023, or 2024, as appropriate, Tait Weller did not bill for any non-audit fees except for the preparation of each Fund’s federal and state income tax returns for such fiscal years, and did not bill any investment adviser or its affiliate that provided ongoing services to the Fund for any non-audit fees.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and permissible non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to an investment adviser of a series of the Trust, or any entity controlling, controlled by, or under common control with an investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence. All of the non-audit fees, which consisted of the tax fees described above and on Appendix D to this Proxy Statement, were pre-approved by the Audit Committee.

The Audit Committee may delegate to one or more Audit Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Audit Committee at its next regularly scheduled meeting. Under the pre-approval policies and procedures, the Audit Committee Chairman or any member of the Audit Committee may grant the pre-approval of services to a Fund for non-prohibited services up to $10,000 and that any pre-approval decisions are reported to the full Audit Committee at its next scheduled meeting.

Shareholder Nomination of Trustees

The Board has adopted the following procedures by which shareholders may recommend nominees to the Board. While the Nominating Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions (each, a “Shareholder Recommendation”) must be sent in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust. The shareholder recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Nominating Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

Neither the Nominating Committee nor the Board has established any specific qualifications that must be met to be considered for nomination as a Trustee. In evaluating potential nominees, the Nominating Committee evaluates (i) each candidate’s qualifications, skills and experiences and (ii) whether such candidate will qualify as not an “interested person” of the Trust, as such term is defined in the 1940 Act. Neither the Nominating Committee nor the Board has a formal policy with regard to the consideration of diversity in identifying nominees to serve as a Trustee. Rather, as a matter of practice, the Nominating Committee considers the overall diversity of the Board’s composition when identifying candidates. Specifically, the Nominating Committee considers how a particular candidate could be expected to contribute to overall diversity in the backgrounds, race, gender, perspectives, skills and experiences of the Board’s members and thereby enhance the effectiveness of the Board.

GENERAL INFORMATION

Information Regarding the Officers and Trustees of the Trust

No officers or Trustees of the Trust or Nominees are officers, employees, directors, general partners or shareholders of any investment adviser of any Fund in the Trust. In addition, since July 1, 2023, no Trustee or Nominee has had, directly or indirectly, a material interest, material transaction or material proposed transaction to which any investment adviser of any Fund in the Trust, any of their parents or subsidiaries, or any subsidiaries of a parent of any such entities, was or is to be a party; and no Trustee or Nominee has purchased or sold any securities of any investment adviser of any Fund in the Trust, or its parents or subsidiaries.

Principal Holders and Control Persons

The principal shareholders and control persons for the Funds are listed in Appendix E.

To the knowledge of the Trust, the executive officers and trustees of the Trust as a group owned less than 1% of the outstanding shares of each Fund and of the Trust as of the Record Date.

Principal Offices of the Trust and the Trust’s Service Providers

The principal executive offices of the Trust are located at 235 West Galena Street, Milwaukee, Wisconsin 53212.

Investment Advisers

The investment advisers to the Funds of the Trust in this Proxy Statement are listed below:

Fund or Fund Complex	Investment Adviser
AAM/HIMCO Short Duration Fund AAM/Insight Select Income Fund	Advisors Asset Management, Inc. 18925 Base Camp Road, Suite 203 Monument, Colorado 80132
Bahl & Gaynor Income Growth Fund	Bahl & Gaynor, Inc., 255 East Fifth Street, Suite 2700 Cincinnati, Ohio 45202
Bramshill Multi-Strategy Income Fund Gramercy Emerging Markets Debt Fund Robinson Opportunity Income Fund Robinson Tax Advantaged Income Fund	Liberty Street Advisors, Inc. 88 Pine Street, 31st Floor Suite 3101 New York, New York 10005
EP Emerging Markets Fund EuroPac Gold Fund EuroPac International Bond Fund EuroPac International Dividend Income Fund EuroPac International Value Fund	Euro Pacific Asset Management, LLC Lots 81-82, Street C, Suite 206 Dorado, Puerto Rico 00646
Genter Dividend Income Fund	Genter Capital Management 11601 Wilshire Boulevard, 25th Floor Los Angeles, California 90025

Fund or Fund Complex	Investment Adviser
Ironclad Managed Risk Fund	Ironclad Investments LLC 190 Independence Lane, Suite 2D Maitland, Florida 32751
Palmer Square Income Plus Fund Palmer Square Ultra-Short Duration Investment Grade Fund	Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315 Mission Woods, Kansas 66205
Riverbridge Growth Fund	Riverbridge Partners, LLC 80 South 8th Street, Suite 1500 Minneapolis, Minnesota 55402
Towle Value Fund	Towle & Co. 720 S. Colorado Blvd., Suite 730-S Denver, Colorado 80246
Vaughan Nelson Emerging Markets Fund Vaughan Nelson International Fund	Vaughan Nelson Investment Management, L.P. 600 Travis Street, Suite 3800 Houston, Texas 77002-3071

WCM China Quality Growth Fund

WCM Focused Emerging Markets ex China Fund

WCM Focused Emerging Markets Fund

WCM Focused International Equity Fund

WCM Focused International Growth Fund

WCM Focused International Opportunities Fund

WCM International Small Cap Growth Fund

WCM Mid Cap Quality Value Fund

WCM Small Cap Growth Fund

WCM SMID Quality Value Fund

WCM Investment Management, LLC 281 Brooks Street Laguna Beach, California 92651

Co-Administrators

Mutual Fund Administration, LLC, located at 2220 E. Route 66, Suite 226, Glendora, California 91740, serves as the Trust’s co-administrator, and UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the Trust’s other co-administrator, transfer agent, and fund accountant.

Principal Underwriters

The principal underwriters for the Funds are set forth in the table below:

Fund	Distributor
Bramshill Multi-Strategy Income Fund Robinson Opportunistic Income Fund Robinson Tax Advantaged Income Fund Gramercy Emerging Markets Debt Fund	Foreside Fund Services, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
EP Emerging Markets Fund EuroPac Gold Fund EuroPac International Bond Fund EuroPac International Dividend Income Fund EuroPac International Value Fund	Distribution Services, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101

Fund	Distributor

WCM China Quality Growth Fund

WCM Focused Emerging Markets ex China Fund

WCM Focused Emerging Markets Fund

WCM Focused International Equity Fund

WCM Focused International Growth Fund

WCM Focused International Opportunities Fund

WCM International Small Cap Growth Fund

WCM Small Cap Growth Fund

WCM Mid Cap Quality Value Fund

WCM SMID Quality Value Fund

First Trust Portfolios L.P. 120 E. Liberty Drive, Suite 400 Wheaton, Illinois 60187

AAM/HIMCO Short Duration Fund

AAM/Insight Select Income Fund

Bahl & Gaynor Income Growth Fund

Genter Dividend Income Fud

Ironclad Managed Risk Fund

Palmer Square Income Plus Fund

Palmer Square Ultra-Short Duration Investment Grade Fund

Riverbridge Growth Fund

Towle Value Fund

IMST Distributors, LLC* Three Canal Plaza, Suite 100 Portland, Maine 04101
Vaughan Nelson Emerging Markets Fund Vaughan Nelson International Fund	Natixis Distribution, LLC 888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

* Foreside Fund Services, LLC, Distribution Services, LLC, and IMST Distributors, LLC are wholly owned subsidiaries of Foreside Financial Group, LLC (d/b/a ACA Group).

Custodian

UMB Bank National Association, located at 928 Grand Blvd, 5th Floor, Kansas City, Missouri 64106, serves as the custodian for the portfolio securities, cash and other assets of the Trust.

Legal Counsel and Independent Trustees’ Counsel

Morgan, Lewis & Bockius, LLP, located at 600 Anton Boulevard, Suite 1800, Costa Mesa, California 92626, serves as legal counsel to the Trust.

Paul Hastings LLP, located at 101 California Street, 48th Floor, San Francisco, California 94111, serves as counsel to the Independent Trustees of the Trust.

Fund Shareholder Reports

Copies of each Fund’s Annual and Semi-Annual Reports to Shareholders may be obtained without charge by writing to the Trust, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling toll-free [    ].

To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report, as applicable, may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary.

Submission of Proposals for Next Meeting of Shareholders

The governing documents of the Trust do not provide for annual meeting of shareholders. Any shareholder proposals to be included in the proxy statement for any subsequent meeting of a Fund’s shareholders must be received by the Fund within a reasonable period of time before the Fund begins to print and mail its proxy materials relating to such meeting.

Delivery of Proxy Statement

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless a Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact your Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin 53212, or by calling [    ].

Legal Proceedings

There are no material pending legal proceedings to which any Nominee or affiliated person of such Nominee is a party adverse to the Funds or any of their affiliated persons or has a material interest adverse to the Funds or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, or executive officer of the Funds within the past ten years.

APPENDIX A

NUMBER OF OUTSTANDING SHARES AS OF THE RECORD DATE,

OF EACH CLASS OF EACH FUND

Fund	Number of Issued and Outstanding Shares
AAM/HIMCO Short Duration Fund
Class A Shares
Class C Shares
Class I Shares
Total

AAM/Insight Select Income Fund
Class A Shares
Class C Shares
Class I Shares
Class Y Shares
Total

Bahl & Gaynor Income Growth Fund
Class A Shares
Class C Shares
Class I Shares
Total

Bramshill Multi-Strategy Income Fund
Class A Shares
Class C Shares
Class T Shares
Institutional Shares
Total

EP Emerging Markets Fund
Class A Shares
Class I Shares
Total

EuroPac Gold Fund
Class A Shares
Class I Shares
Total
EuroPac International Bond Fund
Class A Shares
Class I Shares
Total

EuroPac International Dividend Income Fund
Class A Shares
Class I Shares
Total

Fund	Number of Issued and Outstanding Shares
EuroPac International Value Fund
Class A Shares
Class I Shares
Total

Genter Dividend Income Fund
Total

Gramercy Emerging Markets Debt Fund
Class A Shares
Class C Shares
Institutional Shares
Total

Ironclad Managed Risk Fund

Palmer Square Income Plus Fund
Class I Shares
Class T Shares
Total

Palmer Square Ultra-Short Duration Investment Grade Fund

Riverbridge Growth Fund
Investor Class Shares
Institutional Class Share
Total

Robinson Opportunistic Income Fund
Class A Shares
Class C Shares
Class T Shares
Institutional Shares
Total

Robinson Tax Advantage Income Fund
Class A Shares
Class C Shares
Class T Shares
Institutional Shares
Total

Towle Value Fund
Total

Vaughan Nelson Emerging Markets Fund
Investor Class
Institutional Class
Total

Vaughan Nelson International Fund
Investor Class
Institutional Class
Total

Fund	Number of Issued and Outstanding Shares
WCM China Quality Growth Fund
Investor Class
Institutional Class
Total

WCM Focused Emerging Markets ex China Fund
Investor Class
Institutional Class
Total

WCM Focused Emerging Markets Fund
Investor Class
Institutional Class
Total

WCM Focused International Equity Fund
Investor Class
Institutional Class
Total

WCM Focused International Growth Fund
Investor Class
Institutional Class
Total

WCM Focused International Opportunities Fund
Investor Class
Institutional Class
Total

WCM International Small Cap Growth Fund
Institutional Class
Total

WCM Mid Cap Quality Value Fund
Class Y Shares
Investor Class
Institutional Class
Total

WCM Small Cap Growth Fund
Investor Class
Institutional Class
Total

WCM SMID Quality Value Fund
Investor Class
Institutional Class
Total

APPENDIX B

Audit Committee Charter

INVESTMENT MANAGERS SERIES TRUST

I.	PURPOSE

The Audit Committee is a committee of the Board of Trustees of Investment Managers Series Trust (the “Board”). Its primary function is to assist the Board in fulfilling certain of its responsibilities. This Charter sets forth the duties and responsibilities of the Audit Committee.

The Audit Committee serves as an independent and objective party to monitor the Trust’s accounting policies, financial reporting and internal control system, as well as the work of the independent auditors. The Audit Committee assists Board oversight of (1) the quality and integrity of the Trust’s financial statements; (2) the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audits; (3) the independent auditors’ qualifications and independence; (4) the performance of the Trust’s independent auditors; and (5) the Trust’s risk management practices with respect to accounting and financial reporting matters. The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee” (“QLCC”). The Audit Committee also serves to provide an open avenue of communication among the independent auditors, Trust management, the personnel responsible for internal audit functions and the Board.

•	Trust management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control over financial reporting and risk management.

•	The independent auditors have the primary responsibility to plan and implement a risk based audit, including consideration of the Trust’s accounting, reporting and internal control practices as well as current PCAOB pronouncements.

The Audit Committee may have additional functions and responsibilities as deemed appropriate by the Board and the Audit Committee.

Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Trust’s financial statements are complete and accurate and have been prepared in accordance with generally accepted accounting principles (“GAAP”). Members of the Audit Committee are not full-time employees of the Trust and, in serving on this committee, are not and do not hold themselves out to be acting as accountants or auditors. Similarly, the Audit Committee’s review of management’s processes to assess and manage risk with respect to accounting and financial reporting matters does not substitute for the responsibilities of the Trust’s management in this area.

II.	COMPOSITION

The Audit Committee shall be comprised of “non-interested” board members as determined by the Board, each of whom shall be an independent board member, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Audit Committee. For purposes of the Audit Committee, a board member is independent if:

•	he or she is not an “interested person” of the Trust as that term is defined in the Investment Company Act of 1940;

•	he or she does not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the Trust (except in the capacity as a Board or committee member); and

•	he or she is independent as defined by the rules of any exchange on which a Fund primarily lists.

The Audit Committee will review the qualifications of its members and determine whether any of its members qualify as an “audit committee financial expert” (“ACFE”) as defined in Form N-CSR. The Audit Committee will submit such determination to the Board for its final determination.

The members and Chairman of the Audit Committee shall be elected by the Board and serve until their successors shall be duly elected and qualified.

III.	MEETINGS

The Audit Committee shall meet quarterly, or more frequently as circumstances dictate. Special meetings (including telephone meetings) may be called by the Chairman or a majority of the members of the Audit Committee upon reasonable notice to the other members of the Audit Committee.

As part of its job to foster open communication, the Audit Committee shall meet quarterly with senior Trust management responsible for accounting and financial reporting and the independent auditors in separate executive sessions at board meetings to discuss any matters that the Audit Committee, or any of such other persons, believes should be discussed privately.

IV.	RESPONSIBILITIES AND DUTIES

The function of the Audit Committee is oversight. To fulfill its responsibilities and duties the Audit Committee shall:

A.	Charter

Review this Charter annually, and recommend changes, if any, to the Board.

B.	Internal Controls

1.	Trust management and the independent auditors will report to and discuss with the Audit Committee any changes to:

(a)	the organizational structure, reporting relationship, adequacy of resources and qualifications of the senior Trust management personnel responsible for accounting and financial reporting; and

(b)	their separate evaluation of the adequacy and effectiveness of the Trust’s system of internal controls, including those of the Trust’s service providers.

2.	Review, with Trust management and the independent auditors, any significant audit findings or recommendations related to the Trust’s systems for accounting, reporting and internal controls and Trust management’s response.

3.	Review in a general manner the Trust’s risk management processes implemented by management with respect to accounting and financial reporting matters and report any findings to the Board.

4.	Establish and monitor procedures for the receipt, retention and treatment of complaints received by the Trust and/or the Audit Committee regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by officers and trustees of the Trust or employees of the Adviser, underwriter and any provider of accounting-related services to the Trust of concerns regarding questionable accounting or auditing matters.

5.	Review and discuss with Trust management and the independent auditors each Fund’s annual audited financial statements and periodic financial statements, including specific disclosure under “Management Discussion of Fund Performance”.

C.	Independent Auditors

1.	Approve, and recommend to the Board, the appointment, retention or termination of the independent auditors, and approve the fees and other compensation to be paid to the independent auditors. Such selection shall be pursuant to a written engagement letter approved by the Audit Committee.

(a)	The independent auditors shall report directly to the Audit Committee

2.	Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Regulation S-X).

(a)	The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

3.	Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any permissible, non-audit services to a series of the Trust, an adviser to such series, or any “control affiliate” providing ongoing services to the Trust, if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Regulation S-X).

(a)	The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

4.	On an annual basis, request, receive in writing and review a report by the independent auditors describing:

(a)	any material issues raised by the most recent internal quality-control review, or peer review, of the independent auditors, or by any inquiry or investigations by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues; and

(b)	all relationships between the independent auditors and the Trust, so as to assess the auditors’ independence, including identification of all relationships the independent auditors have with the Trust and all significant relationships the independent auditors have with any Adviser (and any “control affiliate” of the Adviser) and any material service provider to the Trust (including, but not limited to, disclosures regarding the independent auditors’ independence required by Public Company Accounting Oversight Board (“PCAOB”) and compliance with the applicable independence provisions of Regulation S-X).

In assessing the auditors’ independence, the Audit Committee shall take into account the opinions of Trust management. The Committee will present its conclusions with respect to the independent auditors to the Board, and recommend that the Board take appropriate action, if any, in response to the independent auditors’ report to satisfy itself of the independent auditors’ independence.

5.	On an annual basis, review and evaluate the lead audit partner (such review to include consideration of whether, in addition to the regular rotation of the lead audit partner as required by law, in order to assure continuing auditor independence, there should be regular consideration of rotation of the firm serving as independent auditors).

6.	On an annual basis, meet with the independent auditors and Trust management to review the arrangements for and scope of the proposed audit for the current year and the audit procedures to be utilized.

7.	Review the management letter prepared by the independent auditors and Trust management’s response.

D.	Financial Reporting Processes

1.	Review with Trust management and the independent auditors the matters that auditing professional standards require to be communicated to the Audit Committee, including, but not limited to, the matters required to be discussed by the PCAOB, including, but not limited to:

•	the independent auditors’ judgments about the quality, and not just the acceptability, of the Trust’s accounting principles as applied in its financial reporting;

•	the process used by Trust management in formulating estimates and the independent auditors’ conclusions regarding the reasonableness of those estimates;

•	all significant adjustments arising from the audit, whether or not recorded by the Trust;

•	when the independent auditors are aware that Trust management has consulted with other accountants about significant accounting and auditing matters, the independent auditors’ views about the subject of the consultation;

•	any disagreements with Trust management regarding accounting or reporting matters;

•	any difficulties encountered in the course of the audit, including any restrictions on the scope of the independent auditors’ activities or on access to requested information; and

•	significant deficiencies in the design or operation of internal controls.

2.	The independent auditors shall report, within 90 days prior to the filing of the Trust’s annual financial statements with the SEC, to the Audit Committee:

(a)	all critical accounting policies and practices to be used;

(b)	all alternative treatments of financial information within GAAP for policies and practices related to material items that have been discussed with Trust management, the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

(c)	other material written communications between the independent auditors and Trust management including, but not limited to, any management letter or schedule of unadjusted differences;

(d)	all non-audit services provided to an entity in the “investment company complex” as defined in Regulation S-X that were not pre-approved by the Audit Committee; and

(e)	all communications received regarding current regulations issued by the PCAOB.

3.	Review with Trust management a report by Trust management covering any Form N-CSR and Form N-CEN filed.

E.	Process Improvements

Review with the independent auditors and Trust management significant changes or improvements in accounting and auditing processes that have been implemented.

F.	Legal and Compliance

1.	Review any legal or regulatory matters that arise that could have a material impact on the Trust’s financial statements.

2.	Review policies and procedures with respect to risk assessment and risk management with respect to accounting and financial matters, including the steps Trust management has taken to monitor and control such risk exposures.

3.	Establish clear hiring policies for the Trust with respect to employees or former employees of the independent auditors.

G.	Qualified Legal Compliance Committee

The Audit Committee shall serve as the Qualified Legal Compliance Committee for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations, regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the Securities and Exchange Commission (the “Commission”) on behalf of the issuer (the “issuer attorneys”). An issuer attorney who becomes aware of evidence of a material violation by the Trust or by any officer, trustee, employee, or agent of the Trust, as an alternative to the reporting requirements of Rule 205.3(b), under Rule 205.3(c), may report evidence of such material violation to the QLCC.

Upon receipt of such a report, the QLCC shall have the duty and responsibility:

1.	to inform the Trust’s chief legal officer and chief executive officer of such report, unless the reporting attorney reasonably believes that it would be futile to report a evidence of a material violation to the issuer’s chief legal officer and chief executive officer.

2.	to determine whether an investigation is necessary regarding such report and, if it determines an investigation is necessary or appropriate, to notify the Trust’s Board; initiate an investigation, which may be conducted either by the chief legal officer or by outside attorneys; and retain such additional expert personnel as the QLCC deems necessary.

3.	at the conclusion of any such investigation, to recommend, by majority vote, that the Trust implement an appropriate response to evidence of a material violation, and inform the chief legal officer and the chief executive officer and the Trust’s Board of the results of any such investigation and the appropriate remedial measures to be adopted.

The QLCC shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the Securities and Exchange Commission in the event that the Trust fails in any material respect to implement an appropriate response that the QLCC has recommended.

H.	Conflicts of Interest

1.	Where appropriate, review any related party transactions among officers, Trustees, principal shareholders and each Fund with a view toward detecting potential conflicts of interest.

I.	Other Responsibilities

1.	Investigate any other matter brought to its attention within the scope of its duties, and have the authority in its discretion to retain legal, accounting or other experts or consultants to advise the Audit Committee, at the expense of the Trust, if, in the Committee’s judgment, that is appropriate.

2.	Perform any other activities consistent with this Charter, the Trust’s Charter, By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

3.	Maintain minutes of Committee meetings; report its significant activities to the Board; and make such recommendations to the Board as the Audit Committee may deem necessary or appropriate.

V.	FUNDING

The Audit Committee shall receive appropriate funding, as determined by the Audit Committee, for payment of (i) compensation to the independent auditors for approved audit or non-audit services for the Trust; (ii) compensation to any legal, accounting or other experts or consultants retained by the Audit Committee pursuant to Section IV.G.2 above and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

Background and Definitions

for
Audit Committee Charter

The following is supplemental information regarding the Audit Committee Charter designed to provide the Audit Committee background information and definitions to assist the Committee in fulfilling its responsibilities under the Charter.

I.	Composition

An “audit committee financial expert” of a company is defined as a person who has all of the following attributes: (1) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (2) the ability to assess the general application of GAAP in connection with the accounting for estimates, accruals and reserves; (3) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the company’s financial statements, or experience actively supervising one or more persons engaged in such activities; (4) an understanding of internal controls and procedures for financial reporting; and (5) an understanding of audit committee functions. An audit committee financial expert must have acquired such attributes through any one or more of the following: (1) education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions (or active supervision of such persons); or (2) experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (3) other relevant experience.

II.	Responsibilities and Duties

A.	Pre-Approval Not Required

Under the Securities Exchange Act of 1934 and Regulation S-X, pre-approval of non-audit services for the Trust pursuant to Section IV.C. 2 is not required, if:

1.             the aggregate amount of all non-audit services provided to the Trust is no more than 5% of the total fees paid by the Trust to the independent auditors during the fiscal year in which the non-audit services are provided;

2.             the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.             such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

Under the Securities Exchange Act of 1934 and Regulation S-X, pre-approval of non-audit services for an Adviser (or any affiliate of the Adviser providing ongoing services to the Trust) pursuant to Section IV.C.3 is not required, if:

1.             the aggregate amount of all non-audit services provided is no more than 5% of the total fees paid to the Trust’s independent auditors by the Trust, the Adviser and any “control affiliate” of the Adviser providing ongoing services to the Trust during the fiscal year in which the non-audit services are provided;

2.             the services were not recognized by Trust management at the time of the engagement as non-audit services; and

3.             such services are promptly brought to the attention of the Audit Committee by Trust management and the Audit Committee approves them (which may be by delegation) prior to the completion of the audit.

B.	Control Affiliate

As used in Section IV.C.3, “control affiliate” means any entity controlling, controlled by, or under common control with the Adviser.

C.	Prohibited Non-Audit Services

Under the Securities Exchange Act of 1934 and Regulation S-X, an auditor is not independent if, at any point during the audit and professional engagement period, the auditor provides certain non-audit services to an audit client. As referred to in Section IV.C.2, these prohibited non-audit services would include:

1.             bookkeeping or other services related to the accounting records or financial statements of the Trust;

2.             financial information systems design and implementation;

3.             appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4.             actuarial services;

5.             internal audit outsourcing services;

6.             management functions or human resources;

7.             broker or dealer, investment adviser, or investment banking services;

8.             legal services and expert services unrelated to the audit; and

9.             any other services that the Public Company Accounting Oversight Board determines are impermissible.

D.	Other Definitions

“Investment company complex” includes: (1) an investment company and its investment adviser or sponsor; (2) any entity controlled by or controlling an investment adviser or sponsor in (1) above, or any entity under common control with any investment adviser or sponsor in (1) above if the entity: (A) is an investment adviser or sponsor or (B) is engaged in the business of providing administrative, custodian, underwriter, or transfer agent services to any investment company, investment adviser, or sponsor; and (3) an investment company or entity that would be an investment company but for the exclusions provided by Section 3(c) of the 1940 Act that has an investment adviser or sponsor included in (1) and (2) above. Investment adviser does not include a subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser. Sponsor is an entity that establishes a unit investment trust.

“Disclosure controls and procedures” means controls and other procedures of a registered investment management company that are designed to ensure that information required to be disclosed by the investment company on Form N-CSR and Form N-Q is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that information required to be disclosed by an investment company in the reports that it files or submits on Form N-CSR and Form N-Q is accumulated and communicated to the investment company’s management, including its principal executive officer or officers and principal financial officer or officers, or person performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

“Internal control over financial reporting” is a process designed by, or under the supervision of, the Trust’s principal executive and principal financial officers, or persons performing similar functions, and effected by the Trust’s management and other personnel, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP and includes those policies and procedures that:

1.             Pertain to the maintenance of records that in reasonable detail accurately and fairly reflect the transactions and dispositions of the assets of the Trust;

2.             Provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Trust are being made only in accordance with authorization of management and policies approved by the Trustees of the Trust; and

3.             Provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of the Trust’s assets that could have a material effect on the financial statements.

Procedures of the

Qualified Legal Compliance Committee

1.	Responsibilities. The Committee is responsible for the receipt and disposition of reports of “evidence of a material violation” by a Fund or ETF (each, a “Fund”), its officers, Trustees, employees or agents, from lawyers “appearing or practicing” before the Commission (as those terms are defined in applicable regulations) that are submitted to the Committee in writing (“Attorney Reports”).

2.	Receipt of Reports. Reports may be made in writing or orally. All written reports shall be delivered directly to Trust’s Chief Compliance Officer (the “CCO”). The CCO shall prepare a written summary of any oral report. The CCO shall refer all reports or summaries of reports to the Chair, who shall initially review the report or summary and shall inform the Trust’s Chief Executive Officer (the “CEO”) (or the equivalents thereof). If the Chair determines that a report may have merit, the Chair shall refer the report to the Committee for review and action.

3.	Review by Committee. The Chair, in its discretion, may distribute copies of any report or summary to all the Committee members for their review and to determine whether an investigation is necessary.

4.	Special meeting. The Chair may schedule a special meeting of the Committee (which may be by telephone) or wait until a regular meeting to address the issues raised by the report.

5.	Investigations of Reports. If the Committee determines that an investigation of the report is necessary or appropriate, the Committee shall:

A.	Notify the full Board;
B.	Initiate an investigation, which may be conducted either by the CCO or by outside attorneys; and
C.	Retain such additional expert personnel as the Committee deems necessary or appropriate.

6.	Recommendations after investigation. At the conclusion of any such investigation, or upon receipt of recommendations of the Committee, the Committee shall:

A.	Recommend, by majority vote, that the Fund implement an appropriate response to the Report; and
B.	Inform the CCO or the CEO (or the equivalents thereof) and the Board of the results of any such investigation under this section and the appropriate remedial measures to be adopted.

7.	Other actions. Acting by majority vote, the Committee shall take all other appropriate action, including notifying the Commission if the Fund fails in any material respect to implement an appropriate response that the Committee has recommended to the Fund.

8.	Records. The Committee shall keep copies of written reports or transcripts of oral reports and written records of the results of its investigations and recommendations with respect to each Fund. The Committee, in the discretion of the Chair, may, but shall not be required to, keep copies of written reports, written minutes of its proceedings with respect to its function as the QLCC, and written records of the results of its investigations and recommendations to the Board.

9.	Confidentiality. The Committee intends that all reports, related Committee minutes and other related records shall be protected by the attorney-client privilege (or any other applicable privilege), and that such reports, minutes and records be made available only after a voluntary waiver of such privilege. Any written record of the Committee’s actions required to be maintained by applicable law or the Fund’s governing documents shall not disclose any information protected by the attorney-client privilege (or any other applicable privilege).

Adopted as of May 22, 2020

APPENDIX C

NOMINATING, GOVERNANCE AND REGULATORY REVIEW COMMITTEE CHARTER

INVESTMENT MANAGERS SERIES TRUST

Purposes and Organization

The purpose of the Nominating, Governance and Regulatory Review Committee (the “Committee”) of the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”) is to review matters pertaining to the composition, committees, and operations of the Board, including Board regulatory issue oversight operations. Members of the Committee may not be “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (“Interested Persons”).1 The Committee shall have the following duties and powers:

(1)	To evaluate and recommend all candidates for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee.

(2)	To review policy matters affecting the operation of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(3)	To evaluate periodically the effectiveness of the Board and Board committees and make such recommendations to the Board as deemed appropriate by the Committee.

(4)	To review trustee compensation at least annually, and expense reimbursement policies as appropriate, and make such recommendations to the Board as deemed appropriate by the Committee.

(5)	To assist the Board in fulfilling its responsibility to oversee matters related to certain regulatory issues applicable to the Trust and its series (the “Funds”).

The Committee shall receive appropriate funding as determined by the Committee to carry out its responsibilities and shall have the authority to retain experts, consultants, or legal counsel as the Committee deems appropriate.

The Committee shall meet as needed and be empowered to hold special meetings, as circumstances require. Any action of the Committee shall be taken by the affirmative vote of a majority of the members. Any action of the Committee may be taken without a meeting if at least a majority of the members of the Committee consent thereto in writing.

Qualifications for Trustee Nominees

The Committee requires that trustee candidates have a college degree. The Committee may take into account a wide variety of factors in considering trustee candidates, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise, and (v) overall diversity of the Board’s composition.

1 As contemplated by certain rules under the Investment Company Act of 1940, as amended, the selection and nomination of candidates for election as members of the Board who are not interested persons shall be made by the incumbent members of the Board who are not interested persons.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Trust’s current Trustees, (ii) the Trust’s officers, (iii) the Trust’s investment adviser(s), (iv) the Trust’s shareholders (see below), and (v) any other source the Committee deems to be appropriate. The Committee may, but is not required to, retain a third party search firm at the expense of the Trust to identify potential candidates.

Consideration of Candidates Recommended By Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. Appendix A to this Charter, as it may be amended from time to time by the Committee, sets forth procedures that must be followed by shareholders to properly submit a nominee candidate to the Committee (recommendations not properly submitted in accordance with Appendix A will not be considered by the Committee).

Trustee Compensation

The Committee will review trustee compensation at least annually, and expense reimbursement policies as appropriate. The Committee will make recommendations on these matters to the full Board. Trustee compensation recommendations may take into account the size of the Trust, the demands placed on the trustees, the practices of other mutual fund groups, the need to attract and retain qualified independent trustees, any relevant regulatory or judicial developments, and other considerations deemed appropriate by the Committee.

Regulatory Issue Oversight

The Committee will assist the Board in fulfilling its responsibility to oversee matters related to current regulatory issues applicable to the Trust and the Funds, including with respect to the oversight of activities, policies, and procedures designed to deal with systems failure, disaster recovery, business continuity, cybersecurity, and other operational matters; counterparty credit, liquidity, leverage, derivatives, complex securities and other market and investment matters; and distribution, sub-transfer agent and shareholder servicing fees, and other legal and compliance matters. The Committee will conduct a general review from time to time of various of the regulatory issues affecting the Funds, as it deems appropriate. Based on such review it will determine whether presentations to and discussions by the full Board regarding any of such matters would be desirable, and whether to recommend to the Board the creation of one or more standing or ad hoc committees of the Board from time to time to deal with particular regulatory matters.

The Committee’s and the Board’s purpose is not to engage directly in day-to-day activities with respect to regulatory matters, which remain the responsibility of the Funds’ service providers, but instead is to provide appropriate oversight with respect to such matters. Furthermore, the objective of the Committee and the Board is not to eliminate all risks related to the activities of the Funds, but rather to provide reasonable assurance that the regulatory issues affecting the Funds are well understood and appropriately addressed by Trust management.

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

A Trust shareholder must follow the following procedures in order to properly submit a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust not less than one hundred and twenty (120) calendar days nor more than one hundred and fifty (150) calendar days prior to the date of the Board or shareholder meeting at which the nominee would be elected.

3.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address, and citizenship of the person recommended by the shareholder (the “candidate”); (B) the class or series and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e), (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the class or series and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board.

APPENDIX D

AUDIT FEES, AUDIT-RELATED FEES, TAX FEES AND OTHER FEES

Audit Fees

The following tables detail the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees, and other fees by Tait Weller:

	Fiscal Year Ended 6/30/24	Fiscal Year Ended 6/30/23
Audit Fees	$112,500	$108,600
Audit-Related Fees	0	0
Tax Fees	14,000	14,000
All Other Fees	0	0

	Fiscal Year Ended 9/30/24	Fiscal Year Ended 9/30/23
Audit Fees	$34,400	$33,300
Audit-Related Fees	0	0
Tax Fees	$5,600	$5,600
All Other Fees	0	0

	Fiscal Year Ended 10/31/24	Fiscal Year Ended 10/31/23
Audit Fees	$137,600	$127,575
Audit-Related Fees	0	0
Tax Fees	22,400	22,400
All Other Fees	0	0

	Fiscal Year Ended 11/30/24	Fiscal Year Ended 11/301/23
Audit Fees	$17,200	$16,650
Audit-Related Fees	0	0
Tax Fees	2,800	2,800
All Other Fees	0	0

	Fiscal Year Ended 12/31/24	Fiscal Year Ended 12/31/23
Audit Fees	$288,600	$264,650
Audit-Related Fees	0	0
Tax Fees	46,400	42,000
All Other Fees	0	0

APPENDIX E

PRINCIPAL HOLDERS AND CONTROL PERSONS

The following table lists each Fund’s principal shareholders and control persons. Principal shareholders are holders of record of 5% or more of the outstanding shares of a class of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of a Fund.

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of [ ], 2025
AAM/HIMCO Short Duration Fund Class A Shares

AAM/HIMCO Short Duration Fund Class C Shares

AAM/HIMCO Short Duration Fund Class I Shares

AAM/Insight Select Income Fund Class A Shares

AAM/Insight Select Income Fund Class C Shares

AAM/Insight Select Income Fund Class I Shares

AAM/Insight Select Income Fund Class Y Shares

Bahl & Gaynor Income Growth Fund Class A Shares

Bahl & Gaynor Income Growth Fund Class C Shares

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of [ ], 2025
Bahl & Gaynor Income Growth Fund Class I Shares

Bramshill Multi-Strategy Income Fund Class A Shares

Bramshill Multi-Strategy Income Fund Class C Shares

Bramshill Multi-Strategy Income Fund Class T Shares

Bramshill Multi-Strategy Income Fund Institutional Shares

EP Emerging Markets Fund – Class A Shares

EP Emerging Markets Fund – Class I Shares

EuroPac Gold Fund – Class A Shares

EuroPac Gold Fund – Class I Shares

EuroPac International Bond Fund Class A Shares

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of [ ], 2025
EuroPac International Bond Fund Class I Shares

EuroPac International Dividend Income Fund Class A Shares

EuroPac International Dividend Income Fund Class I Shares

EuroPac International Value Fund Class A Shares

EuroPac International Value Fund Class I Shares

Genter Dividend Income Fund

Gramercy Emerging Markets Debt Fund Class A Shares

Gramercy Emerging Markets Debt Fund Class C Shares

Gramercy Emerging Markets Debt Fund Institutional Shares

Ironclad Managed Risk Fund

Palmer Square Income Plus Fund Class I Shares

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of [ ], 2025
Palmer Square Income Plus Fund Class T Shares

Palmer Square Ultra-Short Duration Investment Grade Fund

Riverbridge Growth Fund Investor Class

Riverbridge Growth Fund Institutional Class

Robinson Opportunistic Income Fund Class A Shares

Robinson Opportunistic Income Fund Class C Shares

Robinson Opportunistic Income Fund Class T Shares

Robinson Opportunistic Income Fund Institutional Shares

Robinson Tax Advantage Income Fund Class A Shares

Robinson Tax Advantage Income Fund Class C Shares

Robinson Tax Advantage Income Fund Class T Shares

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of [ ], 2025
Robinson Tax Advantage Income Fund Institutional Shares

Towle Value Fund

Vaughan Nelson Emerging Markets Fund Investor Class

Vaughan Nelson Emerging Markets Fund Institutional Class

Vaughan Nelson International Fund Investor Class

Vaughan Nelson International Fund Institutional Class

WCM China Quality Growth Fund Investor Class

WCM China Quality Growth Fund Institutional Class

WCM Focused Emerging Markets ex China Fund Investor Class

WCM Focused Emerging Markets ex China Fund Institutional Class

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of [ ], 2025
WCM Focused Emerging Markets Fund Investor Class

WCM Focused Emerging Markets Fund Institutional Class

WCM Focused International Equity Fund Investor Class

WCM Focused International Equity Fund Institutional Class

WCM Focused International Growth Fund Investor Class

WCM Focused International Growth Fund Institutional Class

WCM Focused International Opportunities Fund Investor Class

WCM Focused International Opportunities Fund Institutional Class

WCM International Small Cap Growth Fund Institutional Class

WCM Mid Cap Quality Value Fund Class Y Shares

WCM Mid Cap Quality Value Fund Investor Class

WCM Mid Cap Quality Value Fund Institutional Class

Name of Fund and Title of Class	Shareholder Name and Address	Percentage of Shares Owned as of [ ], 2025
WCM Small Cap Growth Fund Investor Class

WCM Small Cap Growth Fund Institutional Class

WCM SMID Quality Value Fund Investor Class

WCM SMID Quality Value Fund Institutional Class